UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 24, 2025

Mural Oncology plc

(Exact name of Registrant as Specified in Its Charter)

Ireland	001-41837	98-1748617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Earlsfort Terrace Dublin 2, D02 T380, Ireland		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: +353- 1-905-8020

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01	MURA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 24, 2025, Mural Oncology plc, a public limited company organized under the laws of Ireland (the “Company”), held a special meeting of shareholders convened pursuant to section 450(1) of the Irish Companies Act 2014 (the “Scheme Meeting”) and an extraordinary general meeting of shareholders (the “EGM”), in each case relating to the proposed acquisition (the “Acquisition”) of the entire issued and to be issued share capital of the Company by XRA 5 Corp. (“Sub”), a wholly-owned subsidiary of XOMA Royalty Corporation (“XOMA Royalty”). The Acquisition is to be effected by means of a “scheme of arrangement” under Irish law (the “Scheme of Arrangement”), pursuant to the Transaction Agreement, dated August 20, 2025, among the Company, XOMA Royalty and Sub.

Below are the voting results for the proposals submitted to the Company’s shareholders for a vote at the Scheme Meeting and the EGM.

Scheme Meeting

PROPOSAL 1: That the Scheme in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Irish High Court be agreed to.

The Company’s shareholders approved Proposal 1 at the Scheme Meeting with the following voting results:

For	Against	Abstain	Broker Non-Votes
10,103,706	81,149	52,031	—

In addition, of the 9 shareholders of record voting on the proposal, 8 shareholders, or 99.20% of those voting, voted in favor of the proposal and 1 shareholder, or 0.79% of those voting, voted against the proposal. The votes cast in favor of Proposal 1 represented a majority in number of the shareholders of record present and voting, either in person or by proxy, and at least 75% of the value of the shares voted at the meeting, either in person or by proxy.

PROPOSAL 2: The proposal to approve any motion by the Chair to adjourn the Scheme Meeting, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the Scheme Meeting to approve the Scheme of Arrangement was not presented to the shareholders at the Scheme Meeting, as there were sufficient votes to approve Proposal 1.

Extraordinary General Meeting

PROPOSAL 1: To approve the Scheme of Arrangement in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Irish High Court and authorize the directors of the Company to take all such actions as they consider necessary or appropriate for carrying the Scheme of Arrangement into effect.

The Company’s shareholders approved Proposal 1 at the EGM with the following voting results:

For	Against	Abstain	Broker Non-Votes
10,607,228	89,435	13,056	—

PROPOSAL 2: To approve an amendment to the articles of association of the Company so that any ordinary shares of the Company that are issued on or after the voting record time to persons other than Sub and/or its nominees will either be subject to the terms of the Scheme or will be immediately and automatically acquired by Sub and/or its nominee(s) for the scheme consideration.

The Company’s shareholders approved Proposal 2 at the EGM with the following voting results:

For	Against	Abstain	Broker Non-Votes
10,647,967	48,436	13,316	—

PROPOSAL 3: The proposal to approve any motion by the Chair to adjourn the EGM, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the EGM to approve Proposal 1 and/or Proposal 2 was not presented to the shareholders at the EGM, as there were sufficient votes to approve Proposals 1 and 2.

Item 8.01	Other Events.

Based on the results of the Scheme Meeting and EGM, the Acquisition is expected to be completed during the fourth quarter of 2025, subject to the satisfaction of customary closing conditions and the sanction of the Scheme of Arrangement by the High Court of Ireland.

IMPORTANT NOTICES

Cautionary Note Regarding Forward-Looking Statements

Statements contained in this Current Report on Form 8-K (this “Current Report”) regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the Company, XOMA Royalty or Sub. Forward-looking statements are intended to be identified by words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “believe”, “will”, “may”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. Forward-looking statements include but are not limited to statements regarding the Company, XOMA Royalty and Sub’s intention to consummate the Acquisition and the expected timing of the completion of the Acquisition. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results to be materially different from those expressed or implied by such forward-looking statements. Risks and uncertainties that may cause actual results to differ from expectations include: uncertainties as to the possibility that closing conditions for the Acquisition may not be satisfied or waived, including the failure to receive sanction of the Scheme by the High Court of Ireland and the other risks and uncertainties pertaining to the Company’s business, including those described in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the SEC, as well as the Company’s subsequent filings with the SEC, including the proxy statement relating to the Scheme Meeting and the EGM; and other potential risks and uncertainties related to XOMA Royalty, including those described in more detail in XOMA Royalty’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and its other filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date when made. All subsequent oral or written forward-looking statements attributable to the Company, XOMA Royalty or Sub or any persons acting on their behalf are expressly qualified in their entirety by the cautionary statement above. None of the Company, XOMA Royalty or Sub undertake any obligation to update or revise the forward-looking statements contained in this Current Report, whether as a result of new information, future events or otherwise, except to the extent legally required.

Responsibility

The Directors of the Company accept responsibility for the information contained in this communication. To the best of the knowledge and belief of the directors of the Company (who have taken all reasonable care to ensure such is the case), the information contained in this communication is in accordance with the facts and does not omit anything likely to affect the import of such information.

Disclosure Requirements of the Irish Takeover Rules

Under Rule 8.3(b) of the Irish Takeover Rules, any person who is, or becomes, “interested” (directly or indirectly) in 1% or more of any class of “relevant securities” of the Company must disclose all “dealings” in such “relevant securities” during the “offer period”. The disclosure of a “dealing” in “relevant securities” by a person to whom Rule 8.3(b) applies must be made by no later than 3:30 p.m. (U.S. Eastern Time) on the “business day” following the date of the relevant “dealing”. A dealing disclosure must contain the details specified in Rule 8.6(b) of the Irish Takeover Rules, including details of the dealing concerned and of the person’s interests and short positions in any “relevant securities” of the Company.

All “dealings” in “relevant securities” of the Company by a bidder, or by any party acting in concert with a bidder, must also be disclosed by no later than 12 noon (U.S. Eastern Time) on the “business day” following the date of the relevant “dealing”.

If two or more persons co-operate on the basis of an agreement, either express or tacit, either oral or written, to acquire an “interest” in “relevant securities” of the Company, they will be deemed to be a single person for the purpose of Rule 8.3(a) and (b) of the Irish Takeover Rules.

A disclosure table, giving details of the companies in whose “relevant securities” opening position disclosures and dealing disclosures should be made, can be found on the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie.

“Interests in securities” arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an “interest” by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks in this section are defined in the Irish Takeover Rules, which can also be found on the Irish Takeover Panel’s website.

If you are in any doubt as to whether or not you are required to disclose a “dealing” under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353 1 678 9020.

Publication on Website

In accordance with Rule 26.1 of the Irish Takeover Rules, a copy of this communication will be available on the Company’s website at https://ir.muraloncology.com/ by no later than 12 noon (U.S. Eastern Time) on the business day following publication of this communication. Neither the content of the website referred to in this communication nor the content of any other websites accessible from hyperlinks on such website is incorporated into, or forms part of, this communication.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mural Oncology plc

Date: October 24, 2025	By:	/s/ Maiken Keson-Brookes
Maiken Keson-Brookes
Chief Legal Officer